UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom

(Address of principal executive offices) (Zip Code)

+44-1604-232425

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.25 per share	AVP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of Avon Products, Inc. (the “Company”) held on May 16, 2019, the Company’s shareholders, upon the recommendation of the Board of Directors, approved the Avon Products, Inc. 2016 Omnibus Incentive Plan (Amended and Restated Effective May 16, 2019) (the “Plan”).  Amongst other non-material changes, the amendment to the Plan authorized an additional 5,000,000 shares for issuance under the Plan.  A more detailed summary of the Plan can be found in the Company’s Proxy Statement for the 2019 Annual Meeting filed with the Securities and Exchange Commission on April 2, 2019 (the “Proxy Statement”). The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2019, the Board of Directors of the Company approved an amendment to the Company’s by-laws that would allow former employees who have never served as the Chief Executive Officer of the Company and have not been an employee of the company in the past five years to serve on the Company’s standing Committees. A copy of the by-laws are attached to this Form 8-K as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of the Company was held on May 16, 2019.  The final results of voting on each of the matters submitted to a vote of shareholders at the 2019 Annual Meeting are set forth below.

1. Each of the director nominees listed below was elected for a one-year term expiring in 2020:

	Votes For	Withheld	Broker Non-Votes
Jose Armario	383,276,907	1,615,101	77,341,177
W. Don Cornwell	369,387,599	15,504,409	77,341,177
Nancy Killefer	381,388,588	3,503,420	77,341,177
Susan J. Kropf	381,341,241	3,550,767	77,341,177
Helen McCluskey	380,658,335	4,233,673	77,341,177
Andrew G. McMaster, Jr.	383,519,143	1,372,865	77,341,177
James A. Mitarotonda	382,549,408	2,342,600	77,341,177
Jan Zijderveld	383,535,240	1,356,768	77,341,177

2. The advisory vote on executive compensation was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
358,501,200	26,018,509	372,299	77,341,177

3. The Company’s 2016 Omnibus Incentive Plan (Amended and Restated Effective May 16, 2019) was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
370,782,463	13,698,975	410,570	77,341,177

4. The appointment of PricewaterhouseCoopers LLP, United Kingdom as the Company’s independent registered public accounting firm for 2019 was ratified:

Votes For	Votes Against	Abstentions
460,909,042	1,032,266	291,877

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
3.1	By-Laws of Avon Products, Inc., effective May 16, 2019.
10.1	Avon Products, Inc. 2016 Omnibus Incentive Plan (Amended and Restated Effective May 16, 2019) (incorporated by reference to Appendix A to Avon’s Proxy Statement as filed on April 2, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

	By:	/s/ Ginny Edwards
Name: Ginny Edwards
Title: Vice President, Interim General Counsel and Corporate Secretary
Date: May 17, 2019